UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2024

AFFINITY BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39914	82-1147778
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3175 Highway 278, Covington, Georgia	30014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 786-7088

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AFBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On November 4, 2024, Affinity Bancshares, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”).  The matters considered and the votes cast with respect to each matter is set forth below.

1.
The approval of the Purchase and Assumption Agreement, dated as of May 30, 2024, as amended, by and among the Company, Affinity Bank, National Association and Atlanta Postal Credit Union, pursuant to which Atlanta Postal will purchase substantially all of the assets and assume substantially all of the liabilities (including deposit liabilities) of Affinity Bank, all on and subject to the terms and conditions contained therein.

For	Against	Abstain	Broker non-votes
4,468,453	8,332	2,269	0

2.
The approval of the voluntary dissolution of the Company pursuant to a Plan of Dissolution and Complete Liquidation whereby, following the completion of the asset sale, the Company will take all necessary action under applicable Maryland law to dissolve, make provision for its liabilities, wind up its affairs and distribute its remaining net assets, including the remaining net cash proceeds from the purchase price paid by Atlanta Postal in the asset sale, to the stockholders of the Company.

For	Against	Abstain	Broker non-votes
4,465,782	11,003	2,269	0

3.	The approval of the proposal to approve, on a non-binding advisory basis, the compensation payable to the named executive officers of the Company in connection with the asset sale.

For	Against	Abstain	Broker non-votes
4,116,682	219,091	143,281	0

In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to adjourn the meeting, if necessary or appropriate, in the event there were not sufficient votes in favor of proposals 1 and 2, above, at the time of the Special Meeting. Because the stockholders approved proposals 1 and 2  at the Special Meeting, the adjournment proposal was not submitted to the stockholders.

Item 9.01.   Financial Statements and Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFINITY BANCSHARES, INC.

DATE: November 4, 2024	By:	/s/ Brandi Pajot
Brandi Pajot
Senior Vice President and Chief Financial Officer